UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2020

SENECA FOODS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751

(Address of Principal Executive Offices, including zip code)

(315) 926-8100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $.25 Par	SENEA	NASDAQ Global Market
Common Stock Class B, $.25 Par	SENEB	NASDAQ Global Market

Item 2.02          Results of Operations and Financial Condition

On February 5, 2020, Seneca Foods Corporation (the "Corporation") issued a press release on its financial results for the second quarter and nine months ended December 28, 2019 furnished as Exhibit 99.1, attached hereto.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers

On February 4, 2020 the Corporation’s Board of Directors (the "Board") approved the Seneca Foods Corporation Division Management Bonus Plan (the “Division Plan”).  The Division Plan uses the performance criteria under the Corporation’s Executive Profit Sharing Bonus Plan, as amended, however the performance criteria under the Division Plan is based on the applicable division’s pre-tax profits as a percentage of the division’s net worth, each as calculated on a FIFO basis, rather than the Corporation on a consolidated basis.  The maximum bonus pool for fiscal 2021 is $140,000 for the Fruit and Vegetable Division and $61,250 for the Truitt Bros. Division. All bonuses under the Division Plan will be paid in cash.

The foregoing discussion is qualified in its entirety by the terms and provisions of the Seneca Foods Corporation Division Management Bonus Plan which is filed as an exhibit to this Current Report on Form 8-K as set forth in Item 9.01 below, and is incorporated by reference in this Current Report on Form 8-K.

Also on February 4, 2020 the Board approved a plan to provide non-qualified deferred compensation (the “Non-Qualified Plan”) to certain highly compensated employees of the Corporation who are not eligible for matching contributions under the Seneca Foods Corporation Employee Savings Plan.  The Non-Qualified Plan permits eligible employees to make pre-tax deferrals of their compensation and includes an annual employer contribution equal to 1% of eligible pay up to an annual maximum.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Seneca Foods Corporation Division Management Bonus Plan (filed herewith)

Exhibit 99.1	Press Release dated February 5, 2020 announcing Seneca Foods Corporation's results of operations for third quarter and nine months ended December 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:            February 5, 2020

SENECA FOODS CORPORATION

By:	/s/ Jeffrey L. Van Riper
Jeffrey L. Van Riper Controller and Secretary